TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectus and

Statement of Additional Information

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Transamerica Commodity Strategy

The following information supplements and amends information concerning Transamerica Commodity Strategy:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Commodity Strategy and its wholly owned Cayman Islands subsidiary effective on or about September 16, 2016.

In order to achieve an orderly liquidation, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

Effective upon the consummation of the liquidation on or about September 16, 2016, Transamerica Commodity Strategy is deleted in its entirety from the Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

September 16, 2016